UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2023

GERON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-20859	75-2287752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

919 E. HILLSDALE BLVD., SUITE 250

FOSTER CITY, CALIFORNIA 94404

(Address of principal executive offices, including zip code)

(650) 473-7700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GERN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 14, 2023 (the “Amendment Effective Date”), Geron Corporation (“Geron” or the “Company”) amended its existing term loan facility with Silicon Valley Bank and Hercules Capital Inc. as lenders (the “Lenders”) and Hercules Capital Inc. as administrative agent and collateral agent for the Lenders pursuant to a Third Amendment to Loan and Security Agreement (the “Third Amendment,” and the existing Loan and Security Agreement as amended, the “Amended Loan Agreement”) by and among the Company, the Lenders and the Agent. After giving effect to the Third Amendment, the aggregate principal amount draw down and remaining available to the Company under the Amended Loan Agreement remains at $125 million (the “Term Loan”), with such principal being available in a series of tranches, subject to certain terms and conditions. The Amended Loan Agreement also provides that (i) the fourth tranche of the Term Loan has been increased from $10,000,000 to $30,000,000, (ii) the commitment period for the fifth tranche of the Term Loan of $20 million, which is available subject to achievement of a regulatory milestone and satisfaction of certain capitalization requirements, has been extended through December 15, 2024, (iii) the variable annual interest rate on the outstanding loans has been decreased to the greater of: (x) 9.0%, or (y) the sum of (A) the Prime Rate (as reported in The Wall Street Journal) minus 4.5%, plus (B) 9.0% and (iv) the interest only period of the Term Loan has been extended through June 30, 2024, and is further extendable to December 31, 2024 upon achievement of a regulatory and financial milestone and satisfaction of certain capitalization requirements.

In connection with the Third Amendment, on the Amendment Effective Date, the Company borrowed and received the entire fourth tranche of the Term Loan in the amount of $30,000,000. After giving effect to such borrowing, the outstanding principal amount under the Amended Loan Agreement is $80,000,000.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Third Amendment, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2023.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2023, the Board of Directors (the “Board”) of the Company, upon recommendation of the Nominating and Corporate Governance Committee of the Board, approved the amendment and restatement of the Company’s Amended and Restated Bylaws (as so amended and restated, the “Bylaws”), which had not been amended since 2010, to, among other things, reflect statutory changes under Delaware law, clarify and simplify language in certain provisions, incorporate rule changes from the Securities and Exchange Commission, enhance the advance notice provisions, and reflect current practices among public companies. The amended provisions, among other things:

•
Enhance the procedural and disclosure requirements for stockholders proposing director nominations or other business at annual or special meetings of stockholders called by the Company, including without limitation, to:
o
require additional background information, disclosures, representations and certifications with respect to the proposing stockholder and the proposed nominees related to the stockholder’s solicitation of proxies;
o
incorporate updates to align with the “universal proxy” rules as set forth in Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including but not limited to a representation as to whether a stockholder intends to solicit proxies in support of director nominees and to provide evidence that such stockholder has complied with such requirements;
o
require written questionnaires, representations and agreements from director nominees (including clarifying the timing and procedures for obtaining and submitting such information);
o
clarify that a stockholder cannot nominate a greater number of director nominees than the number of directors set to be elected at the applicable meeting, nor designate substitute director nominees unless the stockholder provides timely notice thereof and the required information in connection therewith;
o
specify the circumstances under which stockholders may propose additional director nominees if the size of the Board is increased prior to an annual meeting; and
o
permit the Company to disregard director nominations or business proposals if a stockholder does not provide the required information or comply with applicable requirements;
•
Update the provisions permitting stockholders to request a special meeting of stockholders, including without limitation, to:
o
require that a stockholder seeking to call a special meeting first submit a request that the Board fix a record date;
o
supplement and enhance the existing procedures for (1) stockholders to request a special meeting, and (2) the Board to set a special meeting date;
o
clarify that any request for a special meeting must include the same information that would be required in connection with a nomination or business proposal at annual or special meetings of stockholders called by the Company; and
o
prohibit the special meeting if the purpose of the meeting is not a proper matter for stockholder action, the proposed item of business is substantially similar to a proposal previously presented at a stockholder meeting within a certain time period, the proposed item of business is brought within a specified time period prior to an annual meeting, or the requirements of the relevant provisions are not met;
•
Clarify the procedures to appoint, and the role of and the authority granted to, the chairperson of a stockholders’ meeting;
•
Provide for the Board’s exclusive right to fill director vacancies and newly-created director seats, unless the Board determines to delegate the right to fill director vacancies to stockholders at an annual meeting;
•
Provide that, subject to a certain cure period, at least three-fourths of the directors then serving on the Board shall be “independent directors” as defined under the relevant listing standards of the Nasdaq Stock Market;
•
Provide that, as required by the Delaware General Corporation Law given the Company’s classified board, directors may be removed only for cause;
•
Update the Company’s director and officer indemnification and advancement provisions;
•
Enhance the existing Delaware forum selection provision that governs certain categories of disputes, including without limitation to provide that (1) such provision governs any claim or cause of action seeking to interpret, apply, enforce or determine the validity of the Company’s certificate of incorporation or the Bylaws, (2) claims or causes of action alleging that a controlling stockholder breached its fiduciary duty are covered by such provision, and (3) such provision does not apply to claims or causes of action brought to enforce a duty or liability created by the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, or any other claim for which the federal courts have exclusive jurisdiction; and
•
Provide that, unless the Company consents in writing to an alternative forum, the federal district courts of the United States shall be the exclusive forum for resolving any complaint asserting a cause of action arising under the Securities Act.

The Bylaws also incorporate certain administrative, clarifying and conforming changes, including changes to conform to the Delaware General Corporation Law (including recent amendments thereto).

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is filed as Exhibit 3.1 with this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Company
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date:	December 15, 2023	By:	/s/ Scott A. Samuels
		Name:	Scott A. Samuels
		Title:	Executive Vice President,
Chief Legal Officer and
Corporate Secretary